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                              400,000 Common Units


                         NATIONAL PROPANE PARTNERS, L.P.


                            (a Delaware partnership)

                                  Common Units

                     Representing Limited Partner Interests



                               PURCHASE AGREEMENT




                               MERRILL LYNCH & CO.
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED





                                November 7, 1996

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                              400,000 Common Units

                         NATIONAL PROPANE PARTNERS, L.P.

                        (a Delaware limited partnership)
                                  Common Units
                    (representing limited partner interests)

                               PURCHASE AGREEMENT

                                                                November 7, 1996

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

        National Propane Partners, L.P., a Delaware limited partnership (the "Partnership"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, "Merrill Lynch"), with respect to the sale by the Partnership and the purchase by Merrill Lynch, of 400,000 common units representing limited partner interests in the Partnership (the "Common Units"). The Common Units to be purchased hereunder are referred to herein as the "Units".

        (Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Registration Statement (as defined herein) which is a part of the Disclosure Document (as defined herein)).

        The Partnership (through the Operating Partnership (as hereinafter defined)) was formed to acquire and operate substantially all of the business and assets of National Propane Corporation. National Propane Corporation serves as the managing general partner (the "General Partner") of both the Partnership and National Propane, L.P., a Delaware limited partnership (the "Operating Partnership"). National Propane SGP, Inc. serves as the non-managing general partner (the "Special General Partner") of both the Partnership and the Operating Partnership. The Partnership, the Operating Partnership, the General Partner and the Special General Partner are collectively referred to herein as the "Propane Entities." Triarc Companies, Inc. is referred to herein as "Triarc."

        Merrill Lynch will have the registration rights with respect to the Units set forth in the Registration Agreement in the form of Exhibit A hereto (the "Registration Agreement").

        SECTION 1. Representations and Warranties.

        (a) The Propane Entities jointly and severally represent and warrant to you as follows (except as set forth in the Disclosure Document):


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               (i) The  Registration  Statement  on Form S-1  (Registration  No.
        333-2768),  including the exhibits and schedules  thereto,  filed by the
        Partnership   with  the   Securities   and  Exchange   Commission   (the
        "Commission") on March 26, 1996, as amended on May 14, 1996, May 31, 1996, June 11, 1996 and June 25, 1996 and including such information deemed to be incorporated therein pursuant to Rule 430A of the 1933 Act Regulations (as defined below) (the "Registration Statement"), as the
        information   in  such   Registration   Statement   has  been   amended,
        supplemented or modified by the Form 10-Q (the "Form 10-Q") of the Partnership dated August 19, 1996 and by the press release of the Partnership dated July 2, 1996 and the press releases of Triarc dated July 8, 1996, July 9, 1996, August 12, 1996, September 5, 1996 and
        October 29, 1996 (collectively, the "Press Releases"), the Form 8-K/A of Triarc (the "Form 8-K/A"), dated July 2, 1996, the Form 8-K of Triarc (the "Form 8-K"), dated October 29, 1996, the Form 8-K of RC/Arby's Corporation (the "RC-8-K"), dated October 29, 1996 and the Form 10-Q of Triarc (the "Triarc 10-Q") dated August 14, 1996 (the Registration Statement as so amended, supplemented and modified by the Form 10-Q, the Press Releases, the Form 8-K/A, the Form 8-K, the RC-8-K, the Triarc 10-Q and Schedule I to this Agreement, being referred to herein collectively as the "Disclosure Document"), does not contain an untrue statement of a material fact or omit to state a material fact necessary
        in  order  to  make  the  statements   therein,  in  the  light  of  the
        circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Disclosure Document made in reliance upon and in conformity with information furnished to the Partnership in writing by Merrill Lynch or, in the case of the Registration Statement, any other underwriter named therein, expressly for use in the Disclosure Document.

               (ii) Each of the statements made in the Disclosure Document (as of the date when made) within the coverage of Rule 175(b) of the rules and regulations (the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership, was made or will be made by the General Partner or the Partnership, as the case may be, with a reasonable basis and in good faith; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Disclosure Document made in reliance upon and in conformity with information furnished to the Partnership in writing by Merrill Lynch or, in the case of the Registration Statement, any other underwriter named therein, expressly for use in the Disclosure Document.

               (iii) The accountants who certified the financial statements included in the Disclosure Document are independent public accountants as contemplated by the 1933 Act and the 1933 Act Regulations.

               (iv) The financial statements included in the Disclosure Document together with any related schedules and notes, present fairly in all material respects the financial position of the entities purported to be shown thereby as of the dates indicated and the results of their operations and cash flows for the periods specified; except as otherwise stated in the Disclosure Document said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis throughout the periods involved; the summary and selected financial data included in the Disclosure Document have been compiled on a basis consistent with that of the audited and unaudited historical

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        financial  statements and pro forma financial statements from which they have been derived; the pro forma financial statements and the related notes thereto included in the Disclosure Document with respect to the Propane Entities present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements (including the applicable accounting requirements of Rule 11-02 of Regulation S-X) and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are, in the judgment of the management of the Propane Entities, reasonable and the adjustments used therein are, in the opinion of the judgment of the Propane Entities, appropriate to give effect to the transactions and circumstances referred to therein; provided, however, that such pro forma financial statements and certain other financial statements are at and for the period ended March 31, 1996 or June 30, 1996 and have not been revised to reflect any events or circumstances since such date; and any other financial and statistical information and data (other than projections to the extent such projections are within the scope of
        Section 1(a)(ii) hereof) included in the Disclosure Document are, in the judgment of management of the Propane Entities, accurate in all material respects and present in accordance with GAAP (to the extent applicable) and on a basis consistent with the books and records of the General Partner and the Partnership, the information required to be stated therein.

               (v) Since the respective dates as of which information is given in the Disclosure Document, except as otherwise stated therein or contemplated thereby, (A) none of the Propane Entities has sustained any material loss or interference with its business from fire, explosion, flood, accident or other calamity, whether or not covered by insurance,
        (B) there has been no change, or any development involving a prospective change, in the partners' capital or capital stock or any material change in long-term or short-term debt of the Propane Entities, whether or not arising in the ordinary course of business, (C) there have been no transactions entered into by the Propane Entities, other than those in the ordinary course of business, which are material with respect to the Propane Entities taken as a whole, (D) there has been no dividend or distribution of any kind declared, paid or made by any of the Propane Entities on any class of their capital stock or units, as the case may be, and (E) there are no liabilities or obligations of the Propane Entities, direct or indirect, contingent or matured, which are material to the Propane Entities taken as a whole, other than those reflected in the Disclosure Document.

               (vi) Each of the Partnership and the Operating Partnership (A) has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), with all partnership power and authority to (x) own, lease and operate its properties and conduct its business in each case as described in the Disclosure Document and (y) enter into and perform its obligations under this Agreement and, with respect to the Partnership, the Registration Agreement and issue and sell the Units as provided herein and (B) is duly qualified or registered as a foreign limited partnership authorized to do business and in good standing under the laws of each jurisdiction in which the nature of its business or its leasing or ownership of property requires such qualification or registration, except where the failure to qualify or register would not have a Material Adverse Effect. As used herein, a "Material Adverse Effect" means (i) any material adverse effect on the business, condition (financial or other), earnings, assets, liabilities, results of operations or business prospects of the Propane Entities taken as a whole or (ii) any event or occurrence which subjects the Propane Entities to a liability or disability that is material to the Propane Entities taken as a whole.

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               (vii) The Special General Partner (A) has been duly  incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with all corporate power and authority to
        (x) own its properties and act as non-managing general partner of the Partnership and the Operating Partnership, in each case as described in the Disclosure Document and (y) enter into and perform its obligations under this Agreement, and (B) is duly qualified as a foreign corporation authorized to do business and in good standing under the laws of each jurisdiction in which the nature of its activities or its ownership of property requires such qualification, except where the failure to qualify would not have a Material Adverse Effect.

               (viii) National Sales & Service, Inc., a subsidiary of the Operating Partnership ("National Sales") (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with all corporate power and authority to own, lease and operate its properties and conduct its business, in each case as described in the Disclosure Document and (B) is duly qualified as a foreign corporation authorized to do business and in good standing under the laws of each jurisdiction in which the nature of its business or its leasing or ownership of property requires such qualification, except where the failure to qualify would not have a Material Adverse Effect.

               (ix) The General Partner (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with all corporate power and authority to (x) own, lease and operate its properties, conduct its business and act as general partner of the Partnership and the Operating Partnership, in each case as described in the Disclosure Document and (y) enter into and perform its obligations under this Agreement and (B) is duly qualified as a foreign corporation authorized to do business and in good standing in each jurisdiction in which the nature of its business or its leasing or ownership of property requires such qualification, except where the failure to qualify would not have a Material Adverse Effect.

               (x) All of the shares of issued and outstanding capital stock of the General Partner have been duly authorized and validly issued and are fully paid and nonassessable, and, are owned by Triarc, directly or through subsidiaries of Triarc, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity interest (collectively, "Encumbrances"), other than Encumbrances in favor of the Operating Partnership; at March 31, 1996, the Partnership would have had on a pro forma basis the capitalization as set forth in the Prospectus included in the Registration Statement which is part of the Disclosure Document in the column entitled "Partnership Pro Forma" under the caption "Capitalization."

               (xi) The General  Partner and the Special General Partner are the
        sole general partners of the Partnership, each with a 1.0% unsubordinated general partner interest in distributions from the Partnership (other than upon liquidation) and, in the case of the General Partner, the related incentive distribution rights in respect thereof (the "GP Incentive Distribution Rights") pursuant to the Amended and Restated Agreement of Limited Partnership of National Propane Partners, L.P., dated as of July 2, 1996, among the General Partner, the Special General Partner and Triarc, as organizational limited partner (the "Partnership Agreement"); the General Partner and the Special General Partner are the sole general partners of the Operating Partnership, each with a 1.0101% unsubordinated general partner interest in distributions from the Operating Partnership (other than upon liquidation) pursuant to the Amended and Restated Agreement of Limited Partnership of National Propane, L.P., dated as

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        of July 2, 1996, among the General Partner,  the Special General Partner and the Partnership (as such agreement may have been amended prior to the date hereof, the "Operating Partnership Agreement" and together with the Partnership Agreement, the "Partnership Agreements"); all such general partner interests have been duly authorized and have been validly issued to the General Partner and the Special General Partner, and are owned by the General Partner and the Special General Partner free and clear of all Encumbrances, except for Encumbrances securing obligations under the Operating Partnership's bank credit facility (the "Bank Credit Facility"), the Note Agreements in respect of the First Mortgage Notes due 2010 (the "Note Agreements") and other Parity Debt (as defined in the Bank Credit Facility); and the GP Incentive Distribution Rights have been duly authorized and have been validly issued to the General Partner, and are owned by the General Partner, as applicable, free and clear of all Encumbrances.

               (xii)  The  Partnership  is  the  sole  limited  partner  of  the
        Operating Partnership with an approximately 97.9798% limited partner interest in distributions from the Operating Partnership (other than upon liquidation); such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, is fully paid (to the extent required by the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Disclosure Document under the caption "The Partnership Agreement -- Limited Liability") and is owned by the Partnership free and clear of all Encumbrances, except for Encumbrances securing obligations under the Bank Credit Facility, the Note Agreements and other Parity Debt.

               (xiii) All of the shares of issued and outstanding capital stock of the Special General Partner and National Sales have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the General Partner and the Operating Partnership, respectively, free and clear of all Encumbrances, except for Encumbrances securing obligations under the Bank Credit Facility, the Note Agreements and other Parity Debt.

               (xiv)  Upon  consummation  of the sale of the Units  contemplated hereby, the only outstanding limited partner interests of the Partnership will be 6,701,550 Common Units (the 4,533,638 subordinated units representing subordinated general partner interests in the Partnership (the "Subordinated Units") held by the General Partner representing a subordinated general partner interest which is convertible pursuant to the Partnership Agreement); the outstanding Common Units and the Subordinated Units, evidencing limited partner and subordinated general partner interests, respectively, have been duly authorized by the Partnership Agreement and validly issued and in the case of the outstanding Common Units are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus included in the Registration Statement which is part of the Disclosure Document under the caption "The Partnership Agreement -- Limited Liability"); the Units to be sold hereunder, when issued and delivered by the Partnership against payment of the consideration set forth herein, will be duly authorized by the Partnership Agreement, will be validly issued to Merrill Lynch and will be fully paid (to the extent required by the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus included in the Registration Statement which is part of the Disclosure
        Document under the caption "The Partnership Agreement -- Limited Liability"); the Subordinated Units are owned by the General Partner free and clear of all Encumbrances other than Encumbrances in favor of the Operating Partnership; and the Units to be issued and delivered to Merrill Lynch will be acquired by

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        Merrill  Lynch  free  and  clear  of  all  Encumbrances  created  by the
        Partnership other than restrictions on transfer under the Partnership Agreement.

               (xv) Except as described in the Disclosure Document, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership interests or shares of capital stock of any of the Propane Entities pursuant to the provisions of the certificate of incorporation, bylaws, agreement of limited partnership or other governing documents or any agreement or other instrument to which any of the Propane Entities is a party or by which any of them may be bound. The Units, when issued and delivered by the Partnership against payment of the consideration set forth herein, the outstanding Common Units, the Subordinated Units, the unsubordinated general partner interests in the Partnership and the GP Incentive Distribution Rights, conform in all material respects to the description thereof contained in the Disclosure Document. Except as described in the Disclosure Document, there are no outstanding options, warrants, or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any Common Units or Subordinated Units or any security convertible into or exercisable or exchangeable for Common Units or Subordinated Units.

               (xvi) This Agreement and the Registration Agreement have been duly authorized, executed and delivered by the Propane Entities, as applicable, and are the valid and legally binding agreements of the Propane Entities, as applicable, enforceable against each of them in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) rights to indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such laws.

               (xvii) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner, the Special General Partner and Triarc as the organizational limited partner and is a valid and legally binding agreement of the General Partner, the Special General Partner and Triarc as the organizational limited partner, enforceable against each of them in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner, the Special General Partner and the Partnership and is a valid and legally binding agreement of the General Partner, the Special General Partner and the Partnership, enforceable against each of them in accordance with its terms; provided that, with respect to each agreement described in this paragraph (xvii), the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (xviii)  At or  prior  to  Closing  Time,  all  material  actions
        required  to  be  taken  by  any  of  the  Propane   Entities   for  the
        authorization, issuance, sale and delivery of the Units and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

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               (xix) The  Partnership,  the Operating  Partnership  and National
        Sales have, (1) good and marketable title to the real properties owned by them in fee simple, other than certain real properties not material to the business or operations of the Partnership, the Operating Partnership or National Sales, title to which has not yet been conveyed to them, (2) good and valid leasehold interests in the real property leased by them, other than certain immaterial leased property subject to the Agency Agreement, dated as of July 2, 1996, between the Special General Partner and the Operating Partnership, and certain other immaterial leased property as to which the Partnership, the Operating
        Partnership  or  National  Sales  shall  otherwise   enjoy   undisturbed
        possession thereof and (3) good and sufficient title to the personal property owned by them for the use and operation of such personal property as it has been used in the past and as it is proposed to be used by such entities, other than certain immaterial personal property which will be subject to the Agency Agreement, in each case free and clear of all Encumbrances except such as (A) are described in the Disclosure Document, (B) do not materially affect the use made or proposed to be made of such properties taken as a whole, (C) secure obligations under the Bank Credit Facility and the Note Agreements, (D) are set forth in the title policies in respect of certain properties securing obligations under the Bank Credit Facility and the Note Agreements or (E) are otherwise permitted under the Bank Credit Facility and the Note Agreements; all of the material leases and subleases under which the Partnership, the Operating Partnership or National Sales holds the properties described in the Disclosure Document are valid and subsisting and in full force and effect with such exceptions as do not materially interfere with the use made or proposed to be made of such properties taken as a whole; none of the Partnership, the Operating Partnership or National Sales has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of or affecting or questioning the rights of the Partnership, the Operating Partnership or National Sales, as applicable, to the continued possession of the leased or subleased premises under any such lease or sublease with such exceptions as do not materially interfere with the use made or proposed to be made of such properties taken as a whole. After giving effect to the Agency Agreement, the Partnership, the Operating Partnership and National Sales have succeeded in all material respects to the business, assets, property and operations reflected in the pro forma financial statements of the Partnership, except as disclosed in the Disclosure Document.

               (xx) None of the Propane Entities is (A) in breach or violation of the provisions of its certificate of incorporation, bylaws, agreement of limited partnership or other governing documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other instrument to which any of such entities is a party or by which any of them may be bound, or to which any of the property or assets of any of them is subject (collectively, the "Agreements and Instruments") or (C) in violation of any applicable law or statute or any rule or regulation or judgment, order, writ or decree of any court, domestic or foreign, or governmental agency or body having jurisdiction over them or any of their properties, except in each case, for such breaches, violations or defaults which would not, either singly or in the aggregate, have a Material Adverse Effect; to the knowledge of the Propane Entities, no event has occurred which with notice or lapse of time or both would constitute such a breach, violation or default.

               (xxi) None of the execution and delivery by the Propane Entities of and the performance of their obligations under this Agreement and the Registration Agreement, as applicable, and the issuance and sale of the Units as contemplated herein or therein (including the use of the proceeds from the sale of the Units), will (in each case, whether or not with notice or lapse of time or both) (i) result in any breach or violation of the provisions of the certificate of incorporation, bylaws, agreement of limited partnership or other governing documents of any of the Propane Entities, (ii) conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any Encumbrance upon any property or assets of the Propane Entities pursuant to any Agreements and Instruments, except for (A) Encumbrances described in the Disclosure Document or (B) conflicts, breaches, Repayment Events or Encumbrances that would not, singly or in the aggregate, have a Material Adverse Effect or (iii) result in the violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any of the Propane Entities or any of their assets or properties, except where such violations would not, singly or in the aggregate, have a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Propane Entities.

               (xxii) No filing with, permit, consent, approval, license, registration, qualification, authorization or order or decree (collectively, the "Consents") of any court, governmental agency or body or financial institution, is required of any of the Propane Entities in connection with the execution, delivery and performance of this Agreement and the Registration Agreement and the issuance and sale of the Units as contemplated herein and therein, except such Consents (A) as are required under the 1933 Act, the 1933 Act Regulations, the Securities Exchange Act of 1934 (the "1934 Act"), the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), or the securities or "blue sky" laws of certain jurisdictions pursuant to the Registration Agreement and (B) which, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (xxiii) No labor dispute with the employees of the Propane Entities exists or, to the knowledge of the Propane Entities, is imminent, in either case, which could reasonably be expected to have a Material Adverse Effect, and to the knowledge of the Propane Entities (without independent inquiry), there is no existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Propane Entities which could reasonably be expected to have a Material Adverse Effect.

               (xxiv) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Propane Entities, threatened against or affecting the Propane Entities, which is required to be disclosed in the Disclosure Document (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect (other than as disclosed in the Disclosure Document); all pending legal or governmental proceedings to which any of the Propane Entities is a party or of which any of their respective property or assets is the subject are described in the Disclosure Document, other than those proceedings (including ordinary routine litigation incidental to the business) that could not reasonably be expected to have a Material Adverse Effect.

               (xxv) The Partnership, the Operating Partnership and National Sales own or possess, or are able to acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names described in the Disclosure Document as being owned by them or necessary for the conduct of their respective businesses (collectively, "patent and proprietary rights"); no such entity has received or is aware of any notice of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, or any facts which would render any patent and proprietary rights invalid or inadequate to protect the interest of such entities therein, and which infringement or conflict or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

               (xxvi) The Partnership, the Operating Partnership and National Sales possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies as are necessary to conduct the business operated by them except for any of the foregoing the absence of which would not have a Material Adverse Effect, and no such entity has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (xxvii) None of the Propane Entities or Triarc is (a) deemed to be a "gas utility company" within the meaning of Section 2(a)(4) of the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of PUHCA or (c) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

               (xxviii)Except as set forth in the Disclosure Document, the Propane Entities are in material compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), except, in each case, where such noncompliance, singly or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl, and (E) any pollutant or contaminant or hazardous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

               (xxix) There is no alleged liability, or to the knowledge of the Propane Entities, circumstance or condition which is reasonably likely to result in any liability (including, in either case, without limitation, liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties), of the Propane Entities arising out of, based on or resulting from (A) the presence or release into the environment of any Hazardous Material at any location, whether or not owned by the Propane Entities or (B) any violation or alleged violation of any Environmental Law, which liability is not disclosed in the Disclosure Document and which liability, singly or in the aggregate, would have a Material Adverse Effect.

               (xxx)  Each  of the  Propane  Entities  is in  compliance  in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Propane Entities could reasonably be expected to have any material liability under Title IV of ERISA; the Propane Entities have not incurred and, to the knowledge of the Propane Entities, there is no pending or threatened material liability of the Propane Entities under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Propane Entities would have any material liability that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified in all material respects and to the knowledge of the Propane Entities nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (xxxi) Each of the Propane Entities has filed all federal income tax returns and all other material tax returns, domestic or foreign, required to be filed by it through the date hereof and has paid all federal taxes and assessments shown to be due on such returns and all other material taxes and assessments, domestic and foreign, in each case payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been provided in accordance with GAAP.

               (xxxii) Assuming the accuracy of your representations and warranties contained in Section 2, the issuance and delivery of the Units to Merrill Lynch is exempt from the registration requirements of the 1933 Act and the securities laws of any state having jurisdiction with respect thereto, and none of the Propane Entities has taken or will take any action that would cause the loss of such exemption.

               (xxxiii)The General Partner has (excluding its interests in the Partnership and the Operating Partnership and any notes or receivables from or payable to the Partnership and the Operating Partnership) a net worth of at least $15,000,000. For purposes of this representation, assets will be valued at fair market value, and the General Partner's interest in the Partnership and the Operating Partnership (as general partner, limited partner and creditor) shall not be taken into account except as an offset to the Partnership's or the Operating Partnership's liabilities that are taken into account in computing such net worth.

        (b) Any certificate signed by any officer of any of the Propane Entities and delivered to you or your counsel on or after the date hereof in connection with this Agreement shall be deemed a representation and warranty by the Propane Entities to you as to the matters covered thereby.

        SECTION 2. Merrill Lynch's Representations; Legends.

        (a) You represent that you are purchasing the Units for your own account and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the 1933 Act) that would be in violation of the 1933 Act, without prejudice, however, to your right at all times to sell or otherwise dispose of all or any part of the Units under a registration under the 1933 Act or under an exemption from such registration available under the 1933 Act, and subject, nevertheless, to the disposition of your property being at all times within your control.

        You further represent that you are knowledgeable, sophisticated and experienced in business and financial matters and are capable of evaluating the merits and risks of the acquisition of the Units; that you have previously invested in securities similar to the Units and fully understand the limitations on transfer described in Section 2(b) hereof; that you are able to bear the economic risk of your investment in the Units and are presently able to afford the complete loss of such investment.

        You understand that the Units have not been registered under the 1933 Act and may not be sold or otherwise disposed of except pursuant to an effective registration statement or pursuant to an available exemption from such registration requirements.

        You further represent that you are an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the 1933 Act).

        You acknowledge receipt of the Disclosure Document and further acknowledge that you have been afforded the opportunity to ask such questions as you have deemed necessary of, and to receive answers from, representatives of the Partnership concerning the terms and conditions of the offering of the Units and the merits and risks of investing in the Units.

        You also understand that the Partnership and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, Paul, Weiss, Rifkind, Wharton & Garrison, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

        (b) Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act, the Units shall bear the following legend:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE PARTNERSHIP RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE PARTNERSHIP STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT."

        SECTION 3. Sale and Delivery to Merrill Lynch Closing.

        (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership agrees to sell to Merrill Lynch, and Merrill Lynch agrees to purchase from the Partnership, 400,000 Units at the price of $21.00 per Unit, for an aggregate purchase price of $8,400,000.

        (b) Concurrently with the closing of the transactions contemplated by this Agreement, the Partnership will pay to Merrill Lynch a fee in an amount equal to $588,000.

        (c) Payment of the purchase price for, and delivery of certificates for, the Units and payment of the fee referred to in Section 3(b) hereof shall be made at the office of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, at 10:00 A.M. on November 7, 1996, or at such other place and time as shall be agreed upon by you and the Partnership (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Partnership by same-day funds payable to the order of the Partnership, in an amount equal to the purchase price in respect of the Units ($8,400,000) less the fee referred to in Section 3(b) hereof ($588,000) for a net payment of $7,812,000, against delivery to you of the Units to be purchased by you. Certificates for the Units shall be in such denominations and registered in your name or the name of such nominee or nominees as you may request.

        (d) The Units will share equally with the outstanding Common Units in all distributions by the Partnership, including any distribution in respect of the quarterly period ending December 31, 1996.

        SECTION 4. Payment of Expenses. The Propane Entities will pay all expenses incident to the transactions contemplated by this Agreement, including
(i) the preparation of the Disclosure Document, (ii) the preparation of this Agreement, the Registration Agreement and such other documents as may be required in connection with the purchase, sale and delivery of the Units, (iii) the preparation, issuance and delivery of the certificates for the Units to Merrill Lynch, including any transfer taxes or duties payable upon the sale of the Units to Merrill Lynch, (iv) the fees and disbursements of counsel for the Propane Entities, accountants and other advisors, (v) the out-of-pocket expenses of Merrill Lynch in connection with the transactions contemplated by this Agreement, including the reasonable fees and disbursements of counsel for Merrill Lynch and (vi) the performance by the Propane Entities of their other obligations under this Agreement and the Registration Agreement; provided, that the amount payable by the Partnership in respect of the out-of-pocket fees and expenses incurred by Merrill Lynch in connection with this Agreement, and incurred by Merrill Lynch or its affiliates in connection with the Registration Agreement and the transactions contemplated thereby, including, without limitation, the fees and expenses of counsel for such persons, shall not exceed $125,000.

        SECTION 5. Conditions of Merrill Lynch's Obligations.

        (a) The obligations of Merrill Lynch hereunder are subject to the accuracy of the representations and warranties of the Propane Entities herein contained, to the performance in all material respects by the Propane Entities of their obligations hereunder to be performed prior to the Closing Time, and to the following further conditions:

               (i) At the Closing Time you shall have received:


                      (1) The  favorable  opinion,  dated as of Closing Time, of
               Paul, Weiss, Rifkind Wharton & Garrison, counsel for the Propane Entities, in form and substance reasonably satisfactory to your counsel, to the effect that:

                             A. Each of the Partnership and the Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, with all partnership power and authority to
                      (x) own, lease and operate its properties and conduct its business, in each case as described in the Registration Statement and (y) enter into and perform its

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


                      obligations under this Agreement and, with respect to the Partnership, the Registration Agreement and with respect to the Partnership, issue and sell the Units as provided herein and therein.

                             B.  The  Special  General  Partner  has  been  duly
                      incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with all corporate power and authority to
                      (x) own its properties and act as non-managing general partner of the Partnership and the Operating Partnership, in each case as described in the Registration Statement and (y) enter into and perform its obligations under this Agreement.

                             C. National Sales has been duly incorporated and is
                      validly existing as a corporation in good standing under the laws of its state of incorporation, with all corporate power and authority to own, lease and operate its properties and conduct its business in each case as described in the Registration Statement.

                             D. The General  Partner has been duly  incorporated
                      and is validly existing as a corporation in good standing under the laws of its state of incorporation, with all corporate power and authority to (x) own, lease and operate its properties, conduct its business and act as general partner of the Partnership and the Operating Partnership, in each case as described in the Registration Statement and (y) enter into and perform its obligations under this Agreement.

                             E. All of the  shares  of  issued  and  outstanding
                      capital stock of the General Partner have been duly authorized and validly issued and are fully paid and nonassessable, and are owned of record and to such counsel's knowledge beneficially, by Triarc, directly or through subsidiaries of Triarc, free and clear of all Encumbrances (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Triarc as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii)
                      otherwise  known  to  such  counsel  without   independent
                      inquiry, except for Encumbrances created by or arising under the General Corporation Law of the State of Delaware (the "DGCL") or Encumbrances in favor of the Operating Partnership created under the Triarc Note.

                             F. All of the unsubordinated general partner interests in the Partnership and the Operating Partnership are owned of record and to such counsel's knowledge beneficially, by the General Partner and the Special General Partner, and the GP Incentive Distribution Rights are owned of record and, to such counsel's knowledge, beneficially, by the General Partner, in each case, free and clear of all Encumbrances (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner or the Special General Partner, as the case may be, as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel without independent inquiry, except for Encumbrances created by or arising under the Delaware Act or restrictions on transfer under the Partnership Agreement, and except for
                                       13

                      Encumbrances securing obligations under the Bank Credit Facility, the Note Agreements and other Parity Debt with respect to the unsubordinated general partner interests held by the General Partner and the Special General Partner.

                             G. All of the limited partner interests in the Operating Partnership are owned of record and to such counsel's knowledge beneficially, by the Partnership free and clear of all Encumbrances (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel without independent inquiry, except for Encumbrances created by or arising under the Delaware Act or restrictions on transfer under the Operating Partnership Agreement, and except for Encumbrances securing obligations under the Bank Credit Facility, the Note Agreements and other Parity Debt.

                             H. All of the  shares  of  issued  and  outstanding
                      capital stock of the Special General Partner and National Sales have been duly authorized and validly issued and are fully paid and nonassessable, and are owned of record and to such counsel's knowledge beneficially, by the General Partner and the Operating Partnership, respectively, free and clear of all Encumbrances (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner or the Operating Partnership, respectively, as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel without independent inquiry, except for Encumbrances created by or arising under the DGCL, and except for Encumbrances securing obligations under the Bank Credit Facility, the Note Agreements and other Parity Debt.

                             I. The  Units,  when  issued and  delivered  by the
                      Partnership against payment of the consideration set forth herein, will be acquired by Merrill Lynch free and clear of all Encumbrances created by the Partnership, other than restrictions on transfer under the Partnership Agreement.

                             J. The Subordinated  Units are owned by the General
                      Partner, free and clear of all Encumbrances (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel without independent inquiry, except for Encumbrances created by or arising under the Delaware Act or under the Triarc Note or restrictions on transfer under the Partnership Agreement.

                             K. Except as described in the Disclosure  Document,
                      there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership interests in the Partnership or the Operating Partnership pursuant to the provisions of the Partnership Agreements or any Agreement or Instrument to which any of the Propane Entities is a party or by which any of them may be bound that is filed as an exhibit to the Registration Statement. Except as described in the

                      Disclosure Document, 9 to such counsel's knowledge, as of July 2, 1996 there were no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any Common Units or Subordinated Units or any security convertible into or exercisable or exchangeable for Common Units or Subordinated Units.

                             L. This  Agreement and the  Registration  Agreement
                      have each been duly authorized, executed and delivered by the Propane Entities, as applicable, and the Registration Agreement is the valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) rights to indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                             M. None of the execution and delivery by the Propane Entities of and the performance of their obligations under this Agreement and the Registration Agreement and the issuance and sale of the Units as contemplated herein or therein will (in each case, whether or not with notice or lapse of time or both) (i) result in any breach or violation of the provisions of the certificate of incorporation or bylaws of any of the General Partner, the Special General Partner or National Sales, (ii) conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Encumbrance upon any property or assets of the Propane Entities pursuant to any material Agreements and Instruments in effect on the date of the opinion that have been filed as exhibits to the Registration Statement, except for (A) Encumbrances described in the Disclosure Document and (B) conflicts, breaches, Repayment Events or Encumbrances that would not, singly or in the aggregate, have a Material Adverse Effect or (iii) result in the violation of (A) the DGCL or any applicable New York State law, statute, rule or regulation (except with respect to permits and approvals required in New York State for the operation of the business of the Propane Entities) or Federal law, statute, rule or regulation or (B) any judgment, order, writ or decree known to such counsel (it being understood that such counsel has not conducted any inquiry subsequent to July 2, 1996 in respect of such judgments, orders, writs or decrees) of any New York State or Federal government, government instrumentality or court, having jurisdiction over any of the Propane Entities or any of their assets or properties, except where such violations would not, singly or in the aggregate, have a Material Adverse Effect.

                             N. No  Consent  of any New York or  Federal  court,
                      governmental agency or body or under the DGCL or the Delaware Act is required of any of the Propane Entities in connection with the execution, delivery and performance of this Agreement and the Registration Agreement and the issuance and sale of the Units as contemplated herein and therein, except such Consents (A) as are

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

                      required in the State of New York for the operation of the business of the Propane Entities, (B) as are required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations or securities or "blue sky" laws of certain jurisdictions pursuant to the Registration Agreement, or (C) which, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                             O. Assuming the accuracy of Merrill Lynch's representations and warranties in Section 2 of the Agreement, the issuance and delivery of the Units to Merrill Lynch pursuant hereto is exempt from the registration requirements of the 1933 Act.

                             P. To such counsel's knowledge, as of July 2, 1996,
                      there was no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, pending or threatened against or affecting the Propane Entities, which was required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect (except as disclosed in the Registration Statement).

                             Q. To such counsel's knowledge,  as of July 2, 1996
                      none of the Propane Entities was in breach or violation of the provisions of its certificate of incorporation, bylaws, agreement of limited partnership or other governing documents.

                             R. The statements in the Prospectus included in the
                      Registration Statement which is part of the Disclosure Document under the captions "Cash Distribution Policy -- Partnership Loan", "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Contingencies" (other than the second paragraph thereof), "-- Description of Indebtedness", "Business and Properties -- Government Regulation" and "-- Litigation and Contingent Liabilities", insofar as such statements constitute a summary of the debt instruments or legal matters or proceedings referred to therein, fairly and accurately presented in all material respects the information set forth therein with respect to such documents, legal matters and proceedings as of July 2, 1996.

                             S. As of July 2, 1996, Triarc was not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                      In rendering such opinion, counsel may rely as to factual matters upon certificates or written statements from officers or other appropriate representatives of the Propane Entities or Triarc or upon certificates of public officials and need not express any opinion with regard to the laws of any jurisdiction other than the federal law of the United States (except that such counsel need not opine on the Federal Motor Safety Carrier Act and, except in paragraph S, the 1940 Act and PUHCA), the law of the State of New York (except that such counsel need not opine on state and municipal fire safety codes and permits), the DGCL and the Delaware Act.

                      (2) The  favorable  opinion,  dated as of Closing Time, of
               Andrews & Kurth L.L.P., counsel for the Propane Entities, in form and substance reasonably satisfactory to your counsel, to the effect that:

                             A. The Partnership Agreement has been duly authorized, executed and delivered by the General Partner, the Special General Partner and Triarc, as the organizational limited partner, and is a valid and legally binding agreement of the General Partner, the Special General Partner and Triarc, as the organizational limited partner, enforceable against each of them in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner, the Special General Partner and the Partnership and is a valid and legally binding agreement of the General Partner, the Special General Partner and the Partnership, enforceable against each of them in accordance with its terms; provided that, enforceability of the Partnership Agreements may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally, (ii) public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing and (iii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                             B. The  General  Partner  and the  Special  General
                      Partner are the sole general partners of the Partnership and the Operating Partnership, each with a 1.0% unsubordinated general partner interest in distributions from the Partnership (other than upon liquidation) pursuant to the Partnership Agreement and a 1.0101% unsubordinated general partner interest in distributions from the Operating Partnership (other than upon liquidation) pursuant to the Operating Partnership Agreement; all such general partner interests and the GP Incentive Distribution Rights have been duly authorized by the Partnership Agreements and were validly issued to the General Partner and the Special General Partner, as the case may be, in accordance with the Partnership Agreements.

                             C. The  Partnership is the sole limited  partner of
                      the Operating Partnership with an approximately 97.9798% limited partner interest in distributions from the Operating Partnership (other than upon liquidation); such limited partner interest in the Operating Partnership has been duly authorized by the Operating Partnership Agreement, was validly issued in accordance with the Operating Partnership Agreement, and is fully paid (to the extent required by the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus included in the Registration Statement which is a part of the Disclosure Document under the caption "The Partnership Agreement -- Limited Liability").

                             D. The Units to be issued and sold to Merrill Lynch
                      by the Partnership and the limited partner interest represented thereby are duly authorized by the Partnership Agreement and, when issued and delivered by the Partnership against payment of the consideration set forth in this Agreement, will be validly issued to Merrill Lynch in accordance with the Partnership Agreement, fully paid (to the extent required by the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus included in the Registration Statement which is a part of the Disclosure Document under the caption "The Partnership Agreement -- Limited Liability"); on the date hereof, the Units, together with 6,301,550 outstanding Common Units, are the only limited partner interests of the Partnership.

                             E. The 4,533,638 Subordinated Units and the GP Incentive Distribution Rights issued to the General Partner and the subordinated general partner interests represented thereby have been duly authorized by the
                      Partnership Agreement and were validly issued to the General Partner in accordance with the Partnership Agreement.

                             F. None of the execution and delivery by the Propane Entities of and the performance of their obligations under this Agreement and the Registration Agreement and the issuance and sale of the Units as contemplated herein or therein will (in each case, whether or not with notice or lapse of time or both) (i) result in any breach or violation of the provisions of the Partnership Agreements or (ii) result in the violation of the Delaware Act.

                             G. The statements in the Prospectus included in the
                      Registration Statement which is a part of the Disclosure Document under the captions "Conflicts of Interest and Fiduciary Responsibility", "Cash Distribution Policy" (other than (i) the table under the subsection "-- Incentive Distributions -- Hypothetical Annualized Yield" and (ii) the statements under the subsection "-- Cash Available for Distribution," as to which such counsel need not express any opinion), "Description of the Common Units" and "The Partnership Agreement," insofar as such statements constitute descriptions of the Partnership Agreements, or refer to statements of law or legal conclusions, were accurate and complete in all material respects as of July 2, 1996.

                             H. As of July 2, 1996, none of the Propane Entities
                      was (a) deemed to be a "gas utility company" within the meaning of Section 2(a)(4) of PUHCA, (b) a "holding company", within the meaning of PUHCA or (c) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. As of July 2, 1996, Triarc was not
                      (a) deemed to be a "gas utility company" within the meaning of Section 2(a)(4) of PUHCA or (b) a "holding company" within the meaning of PUHCA.

                             I. The  Units,  when  issued and  delivered  by the
                      Partnership against payment of the consideration set forth herein, the outstanding Common Units, the Subordinated Units, the unsubordinated general partner interests in the Partnership and the GP Incentive Distribution Rights, conform or will conform in all material respects to the description thereof contained in the Prospectus included in the Registration Statement which is a part of the Disclosure Document.

                             J. The opinion of Andrews & Kurth  L.L.P.  filed as
                      Exhibit 8.1 to the Registration Statement is confirmed as of July 2, 1996, and Merrill Lynch may rely upon such opinion as if it were addressed to it.

                      In rendering such opinion, counsel may rely as to factual matters upon certificates or written statements from officers or other appropriate representatives of the Propane Entities or Triarc or upon certificates of public officials and need not express any opinion with regard to the laws of any jurisdiction other than the federal law of the United States, the Delaware Act and the DGCL.

               (3) A statement, dated as of Closing Time, of the General Counsel of the General Partner, in form and substance reasonably satisfactory to your counsel, to the effect that although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Disclosure Document, such counsel has no reason to believe that the Disclosure Document, as of its date and at the Closing Time, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not make any statement with respect to the financial statements or other financial or statistical data contained in the Disclosure Document.

        In giving the opinions required by subsection (i)(1) of this Section 5(a), Paul, Weiss, Rifkind, Wharton & Garrison shall additionally state that although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement (except to the extent specified in such counsel's opinion and that such counsel has not conducted any due diligence investigation of the Propane Entities subsequent to July 2, 1996), such counsel had no reason to believe that the Registration Statement, at the time of the closing of the initial public offering of Common Units on July 2, 1996, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that such counsel need not make any statement with respect to the financial statements or other financial or statistical data contained in the Registration Statement or the statements in the Registration Statement under the captions "Prospectus Summary -- Tax Risks", "-- Summary of Tax Considerations", "Risk Factors -- Tax Risks", "Cash Distribution Policy" (except for the subsection " -- Partnership Loan"), "Description of the Common Units", "The Partnership Agreement", "Tax Considerations", "Investment in the Partnership by Employee Benefit Plans."

        In giving the opinion required by subsection (i)(2) of this Section 5(a), Andrews & Kurth L.L.P. shall additionally state that although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement (except to the extent specified in such counsel's opinion and without conducting any due diligence investigation of the Propane Entities subsequent to July 2, 1996), such counsel has no reason to believe that at the time of the closing of the initial public offering of Common Units on July 2, 1996, the statements in the Prospectus included in the Registration Statement which is a part of the Disclosure Document under the captions "Prospectus Summary -- Tax Risks", "-- Summary of Tax Considerations", "Cash Distribution Policy" (other than (i) the table under the subsection "-- Incentive Distributions-Hypothetical Annualized Yield", (ii) the statements under the subsection "-- Cash

Available for Distribution", and (iii) the statements under the subsection "-- Partnership Loan", as to which such counsel need express no opinion),
"Description of Common Units", "Tax Considerations", "Investment in the Partnership by Employee Benefit Plans" and "The Partnership Agreement" (other than the financial data and other statistical data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (ii) Except as contemplated by the Disclosure Document, at the Closing Date there shall not have been, since the respective dates as of which information is given in the Disclosure Document, (i) any material change in the partners' capital, capital stock, short-term or long-term debt of any of the Propane Entities, taken as a whole, or Triarc, (ii) any liabilities or obligations incurred by the Propane Entities or Triarc, direct or indirect, contingent or matured, which are material to the Propane Entities, taken as a whole, or Triarc other than such liabilities or obligations as are reflected in the Disclosure Document or incurred in the ordinary course of business or (iii) any other event or development that may reasonably be expected, either singly or in the aggregate, to result in a Material Adverse Effect.

               (iii) You shall have received a certificate signed on behalf of the Partnership and the Operating Partnership by the President, or a Vice President of the General Partner and by the principal financial or principal accounting officer of the General Partner, dated as of Closing Time, to the effect that (i) the representations and warranties of the Partnership and the Operating Partnership in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time (except to the extent any relate to a specific date), (ii) the Partnership and the Operating Partnership have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied pursuant to the Agreement, the Registration Agreement, or otherwise at or prior to Closing Time, (iii) such persons have carefully examined the Disclosure Document and to such persons' knowledge such document does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) no event of the type contemplated in subsection
        (ii) of this Section 5(a) in respect of the Partnership or the Operating Partnership has occurred.

               (iv) You shall have received a certificate signed on behalf of the General Partner and the Special General Partner by the Chairman, the President or a Vice President and the chief financial or accounting officer of the General Partner and the Special General Partner to the effect that (i) the representations and warranties of such entity contained in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time (except to the extent any may relate to a specific date), (ii) such entity has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement, the Registration Agreement or otherwise at or prior to Closing Time, (iii) such persons have carefully examined the Disclosure Document and to such persons' knowledge, such document does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) no event of the type contemplated in subsection
        (iii) of this Section 5(a) in respect of such entity has occurred.

               (v) The Partnership shall have entered into the Registration Agreement and you shall have received an original, duly executed by the Partnership, of the Registration Agreement.

               (vi) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Agreement, the Disclosure Document and all other legal matters relating to this Agreement shall be reasonably satisfactory in all material respects to your counsel, and the Propane Entities shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

        (b) The obligations of the Propane Entities hereunder are subject to Merrill Lynch furnishing to the General Partner evidence of its acceptance of the terms and conditions of the Partnership Agreement as contemplated by Section 10.4(a)(i) thereof.

        (c) If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by you by notice to the Partnership or by the Partnership by notice to you at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

        SECTION 6. Indemnification.

        (a) The Propane Entities jointly and severally agree to indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of your officers and directors and of any such controlling person as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Document, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Partnership; and

               (iii)  against  any  and  all  expense  whatsoever,  as  incurred
        (including, subject to Section 6(c) hereof, the reasonable fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
        (ii) above;

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

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or alleged omission made in reliance upon and in conformity with written information furnished to the Partnership by Merrill Lynch or, in the case of the Registration Statement, any other underwriter named therein, expressly for use in the Disclosure Document. The parties hereby agree that for all purposes of this Agreement, the only written information furnished to the Partnership by Merrill Lynch or, in the case of the Registration Statement, any other underwriter named therein, expressly for use in the Disclosure Document is the last paragraph on the cover page of the Prospectus included in the Registration Statement, the stabilization legend on page 2 of the Prospectus included in the Registration Statement and the information under the caption "Underwriting" contained in the first paragraph following the chart on page 152 of the Prospectus included in the Registration Statement.

        (b) Each indemnified party shall give prompt written notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement except to the extent the indemnifying party is materially prejudiced thereby. An indemnifying party may participate at its own expense in the defense of such action if it so elects within a reasonable time after receipt of such notice. An indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it, unless such indemnified parties reasonably object to such assumption on the ground that such indemnified party shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of appropriate conduct due to actual or potential differing interests between them. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder by such indemnified party (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement includes a release of such indemnified party from all liability on claims that are the subject matter of such proceeding. No indemnifying party shall be liable for any settlement of any such action effected without its prior written consent, but if settled with its prior written consent, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement.

        (c) If any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(b) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

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




        (d) If an indemnified party is reimbursed hereunder for any expenses, the amount so paid shall be refunded to the indemnifying party if it is finally judicially determined that the indemnifying party was not obligated to indemnify the indemnified party regarding the claim, demand, action or proceeding with respect to which such expense was incurred.

        SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Propane Entities and Merrill Lynch shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by Merrill Lynch, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying parties and the indemnified parties in connection with the actions that resulted in such losses, liabilities, claims, damages and expenses as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7, Merrill Lynch shall not be required to contribute any amount in excess of the total purchase price of the Units. For purposes of this Section, each person, if any, who controls Merrill Lynch or the Propane Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer and director of Merrill Lynch or the Propane Entities and of any such controlling person shall have the same rights to contribution as Merrill Lynch or the Propane Entities, as the case may be.

        SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, indemnities and agreements contained in this Agreement and the Registration Agreement, or contained in certificates of officers of the Propane Entities submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Merrill Lynch or any controlling person, or by or on behalf of the Partnership, and shall survive delivery of and payment for the Units.

        SECTION 9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Merrill Lynch shall be directed to Merrill Lynch at North Tower, World Financial Center, New York, New York 10281-1209, attention of Theodore D. Sands, or by telecopy to
(212) 449-3150 or to such other address or telecopy number designated in a notice so delivered; notices to the Partnership shall be directed to it at Suite 1700, IES Tower, 200 1st Street, S.E., P.O. Box 2067, Cedar Rapids, Iowa, 52401-2067, attention of Secretary or by telecopy to 319-365-3672, (with a copy to Triarc Companies, Inc., 900 Third Avenue, New York, New York 10022, (and after November 30, 1996, 280 Park Avenue, New York, New York, 10017) attention of Secretary or by telecopy to 212-230-3216 (and after November 30, 1996, 212-451-3216) or to such other address or telecopy number designated in a notice so delivered.

        SECTION 10. Parties. This Agreement shall inure to the benefit of and be binding upon Merrill Lynch and the Propane Entities and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than Merrill Lynch and the Propane Entities and their respective successors and the controlling persons and

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

officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of Merrill Lynch, the Propane Entities, and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Units from Merrill Lynch who is not an affiliate of Merrill Lynch shall be deemed to be a successor by reason merely of such purchase.

        SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. EXCEPT AS OTHERWISE SET FORTH HEREIN SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

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




        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between Merrill Lynch and the Propane Entities in accordance with its terms.

                                              Very truly yours,

                                              NATIONAL PROPANE CORPORATION


                                              By:  /s/  Ronald R. Rominiecki
                                                 -------------------------------
                                                 Name:
                                                 Title: Senior Vice President


                                              NATIONAL PROPANE SGP, INC.

                                              By:  /s/  Ronald R. Rominiecki
                                                 -------------------------------
                                                 Name:
                                                 Title: Senior Vice President



                                              NATIONAL PROPANE PARTNERS, L.P.

                                              By: National Propane Corporation,
                                                  its Managing General Partner


                                              By:  /s/  Ronald R. Rominiecki
                                                 -------------------------------
                                                 Name:
                                                 Title: Senior Vice President


                                              NATIONAL PROPANE, L.P.

                                              By: National Propane Corporation,
                                                  its Managing General Partner


                                              By:  /s/   Ronald R. Rominiecki
                                                  ------------------------------
                                                  Name:
                                                  Title: Senior Vice President

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



CONFIRMED AND ACCEPTED
as of the date first above written

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:  /s/    Theodore D. Sands
   -----------------------------------
   Name:
   Title: Managing Director

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